UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2015

NOBILIS HEALTH CORP.

(Exact name of registrant as specified in its charter)

British Columbia	000-55274	98-1188172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Katy Freeway, Suite 300, Houston, Texas		77079
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(713) 355-8614

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

Resignation of Calvetti Ferguson P.C.

On September 2, 2015, Calvetti Ferguson P.C. (“Calvetti”) tendered its resignation as the independent registered public accounting firm of Nobilis Health Corp. (the “Company”). Calvetti’s resignation will be effective as of August 14, 2015 following the Company’s filing of its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2015. Calvetti’s resignation as the Company’s independent auditors followed the Company’s determination to engage another independent auditing firm. The foregoing determination by the Company was made upon approval and recommendation of the Audit Committee of the Board of Directors (the “Audit Committee”).

Calvetti reported on the Company’s financial statements for the years ended as of December 31, 2014 and 2013. Calvetti’s reports on the Company’s financial statements for such fiscal periods as of December 31, 2014 and 2013, respectively, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2014 and 2013 and the interim period through the effective date of Calvetti’s resignation, (i) there were no disagreements with Calvetti on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Calvetti’s satisfaction, would have caused Calvetti to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such year, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Calvetti with a copy of the foregoing disclosures and requested that it furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of Crowe Horwath LLP

On September 2, 2015, the engagement of Crowe Horwath LLP (“Crowe”) as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2015 was reviewed, recommended and approved by the Audit Committee and ratified by the Company’s Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) 16.1 Cavetti Letter dated September 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILIS HEALTH CORP.

/s/ Kenneth Klein
Kenneth Klein
Chief Financial Officer

Date: September 4, 2015

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

16.1	Cavetti Letter dated September 2, 2015.